                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 30, 1999
                                                         ------------------

                         PROVIDENT AMERICAN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-13591                   23-2214195
         ------------                 -------                   ----------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


                2500 DeKalb Pike, Norristown, Pennsylvania 19401
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
        ---

Item 2.  Acquisition or Disposition of Assets

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of the Company and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, risks associated with brand development, competition, funding; need for additional capital, management of potential growth; new management team, dependence on key personnel, dependence on the Internet, dependence on strategic alliances with Internet providers, liability for information retrieved from the Internet, uncertain acceptance of the Internet as a medium for health insurance sales, risk capacity constrains; reliance on internally developed systems; system development risks, dependence on third party systems, rapid technological change, risk of system failure, A.M. Best's insurance ratings, dependence on key suppliers of insurance products, dependence upon third party claims administration services, changes in the insurance industry, insurance industry factors, health care reform legislation, government regulation and legal uncertainties, potential conflicts of interest, risk associated with the Year 2000 and absence of dividends. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Sale of Provident Indemnity Life Insurance Company to AHC Acquisition, Inc.
---------------------------------------------------------------------------

         On November 30, 1999, Provident American Corporation ("PAMCO") sold its wholly owned insurance subsidiary, Provident Indemnity Life Insurance Company ("PILIC") together with wholly owned subsidiaries Richard E. Field & Associates, Inc ("REF") and Coastal Services Eastern, Inc. ("CSE") to AHC Acquisition, Inc. ("AHC"), a newly formed Pennsylvania business corporation. AHC is owned by Alvin
H. Clemens, the Company's and PILIC's Chairman of the Board of Directors. The sale was completed in accordance with the Stock Purchase Agreement dated August 16, 1999 and the First Amendment to Stock Purchase Agreement dated October 27, 1999.

         In accordance with the terms of the Stock Purchase Agreement PAMCO purchased PILIC's home office building for $4.7 million and 545,916 shares of HealthAxis.com, Inc. ("HealthAxis") cumulative preferred stock, par value $1 Series A ("HealthAxis Stock"), originally purchased by PILIC, for $2.8 million which equates to a $4.71 price per share plus interest at the rate of 8% per annum thereon from the date of acquisition of such shares by PILIC through November 30, 1999. The $7.2 million difference between the $14.7 million required payment amount and the sum of purchase price of the building and the HealthAxis Stock was made in the form of a capital contribution from PAMCO to PILIC. The aforementioned transactions occurred on November 30, 1999. Also in accordance with the terms of the Stock Purchase Agreement PAMCO transferred 100,000 shares of the HealthAxis Stock to AHC together with registration rights previously granted to PILIC to AHC valued at $1.2 million.

         Prior to closing PAMCO assumed all of PILIC's employees and related employee obligations. At closing PAMCO entered into an Employee and Facility Lease Agreement with PILIC whereby PILIC will reimburse PAMCO for PAMCO's' out of pocket employee costs related to services provided on PILIC's behalf. The Stock Purchase Agreement provides that any cost associated with the termination of certain executives along with certain taxes incurred by PILIC prior to the effective date in connection with any of the transactions contemplated in the Stock Purchase Agreement shall be borne by PAMCO. The Employee and Facility Lease Agreement further provides that PAMCO will lease to PILIC office space, furniture and equipment for a period of up to one year at no cost in accordance with The Stock Purchase Agreement. A copy of the Employee and Facility Lease Agreement is filed as Exhibit 99.1 hereto.

         The Stock Purchase Agreement includes various warranties, representations, covenants and conditions, including but not limited to certain non-compete and non-solicitation agreements with AHC regarding the future sale of health insurance products for a three-year period commencing on December 31, 1998 by licensed insurance agents of PILIC. Notwithstanding the foregoing, HealthAxis, and its affiliates (as defined therein) may freely solicit the sale of and distribute health and all other types of insurance products on behalf of any person or entity through Internet websites, or other means of electronic commerce, including but not limited to, sales of such products on behalf of PILIC or AHC pursuant to the Individual Medical Products Carrier Partner Agreement among Provident American Life and Health Insurance Company ("PALHIC"), and HealthAxis dated December 29, 1998 and the Carrier Partner Agreement among PALHIC and HealthAxis dated December 14, 1998.

         The transaction was approved by the boards of directors of all parties to the transaction and the Pennsylvania Department of Insurance. The Board of the Company also received a fairness opinion. The First Amendment to Stock Purchase Agreement dated October 27, 1999 removed the requirement for the Company's shareholders to approve the transaction.

         Based upon PAMCO's fulfillment of its obligations to PILIC under the Stock Purchase Agreement the Company will not have any liability with respect to PILIC's insurance business, capital and surplus, and business operations, except for the liability of PAMCO and its successors under the PAMCO Guaranty Agreement with the Reassurance Company of Hannover ("RCH"), the Stock Pledge Agreement with RCH, the Provident American Life and Health Insurance Company ("PALHIC") Purchase Agreement together with the ceding commission liability recorded on the Company's books in connection with agreements with RCH and the Company's obligation to lease to PILIC office space, furniture and equipment.

         On November 15, 1999 the Commonwealth of Pennsylvania's Department of Insurance (`the Department") approved PAMCO's sale of PILIC to AHC, a newly formed Pennsylvania business corporation. AHC is owned by Alvin H. Clemens, the Company's and PILIC's Chairman of the Board of Directors. The Department's approval was contingent upon the following conditions: (1) AHC shall provide copies of the closing documents within five business days of the closing, (2) AHC or PILIC shall provide an accounting for reinsurance relative to the preneed, final expense and other life insurance business of PILIC within five days after the consummation of agreements for the reinsurance, and (3) PILIC shall settle all inter-company receivable and payable balances with the Company within thirty days from closing. On November 19, 1999 the Pennsylvania Department of Insurance approved PAMCO's capital contribution to PILIC as required under the Stock Purchase Agreement.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of business acquired.

              Not applicable.

         (b)  Pro-forma Financial Information.

                       The following unaudited pro-forma consolidated
              balance sheet at September 30, 1999, and the unaudited pro-forma condensed consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give effect to the sale of PILIC and its subsidiaries. The unaudited pro-forma financial information is based on the historical financial statements of the Company giving effect to the sale of PILIC and its subsidiaries as if they occurred on January 1, 1998.

                       The unaudited pro-forma financial statements are
              presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of the operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future. The unaudited pro-forma condensed financial information should be read in conjunction with the notes thereto and the Company's historical consolidated financial statements and notes thereto included in the Company's annual report on Form 10-K/A for the year ended December 31, 1998 and quarterly report on form 10-Q for the quarter ended September 30, 1999.

                 Provident American Corporation and Subsidiaries
                Consolidated Statements of Operations (Unaudited)
                  (Dollars in thousands, except per share data)


                                                                                 Nine Months Ended September 30, 1999
                                                                          Reported      Pro Forma Adjustments     Pro Forma
                                                                          --------      ---------------------     ---------
Revenue:
Premium: Accident and health, gross                                       $  71,068        $ (71,068)  (2)      $         -
         Life and annuity, gross                                              4,892           (4,892)  (2)                -
                                                                          ---------        ---------            -----------
         Total gross premium                                                 75,960          (75,960)                     -
                                                                          ---------        ---------            -----------

         Accident and health reinsurance ceded                               68,803          (68,803)  (2)                -
         Life and annuity reinsurance ceded                                   1,145           (1,145)  (2)                -
                                                                          ---------        ---------            -----------
         Total reinsurance ceded                                             69,948          (69,948)                     -
                                                                          ---------        ---------            -----------
                  Net premium                                                 6,012           (6,012)                     -

Net investment income                                                         2,276           (2,036)  (2)              240
Realized gains (losses) on investments                                          (65)              65   (2)                -
Gain (loss) on the sale of subsidiaries                                      (8,028)           8,028   (2)                -
Other revenue                                                                   693             (568)  (2)              125
                                                                          ---------        ---------            -----------
         Total revenue                                                          888             (523)                   365
                                                                          ---------        ---------            -----------

Benefits and expenses:
     Death and other policy benefits:
         Life                                                                 3,911           (3,911)  (2)                -
         Accident and health, net of reinsurance                              3,937           (3,937)  (2)                -
         Annuity contracts and other considerations                             323             (323)  (2)                -
         Increase (decrease) in liability for future policy benefits            259             (259)  (2)                -
     Commissions,  net of ceding  allowance  and deferred  acquisition
         costs                                                                1,264           (1,264)  (2)                -
     Other operating expenses, net of ceding allowance
         and deferred acquisition costs                                      15,458           (7,478)  (2)            7,980
     Interactive sales and marketing expense                                 12,100                -                 12,100
     Amortization of deferred policy acquisition costs                          252             (252)  (2)                -
     Interest expense                                                           744             (428)  (2)              316
     Depreciation and amortization of goodwill                                1,273             (554)  (2)              719
                                                                          ---------        ---------            -----------
         Total benefits and expenses                                         39,521          (18,406)  (2)           21,115
                                                                          ---------        ---------            -----------

Income (loss) before taxes and minority interest                            (38,633)          17,883                (20,750)
Provision (benefit) for income taxes:
     Current                                                                     21              (21)  (2)                -
     Deferred                                                                     -                -                      -
                                                                          ---------        ---------            -----------
         Total income taxes                                                      21              (21)                     -
                                                                          ---------        ---------            -----------
                                                                                                                          -
Net income (loss) before minority interest                                  (38,654)          17,904                (20,750)
Minority interest in net loss of subsidiary                                   2,188                -                 (2,188)
                                                                          ---------        ---------            -----------
         Net income (loss)                                                  (36,466)          17,904                (18,562)
                                                                          ---------        ---------            -----------
Dividends on preferred stock                                                     70                -                     70
                                                                          ---------        ---------            -----------
         Net income (loss) applicable to common stock                       (36,536)          17,904                (18,632)
                                                                          =========        =========            ===========
Income (loss) per share of common stock
         Basic                                                            $   (3.04)                            $     (1.55)
                                                                          ---------                             -----------
         Diluted                                                          $   (3.04)                            $     (1.55)
                                                                          =========                             ===========
Common shares and equivalents used in computing income (loss) per share
         Basic                                                           12,021,000                              12,021,000
         Diluted                                                         12,021,000                              12,021,000



       See notes to pro-forma condensed consolidated financial statements.

                 Provident American Corporation and Subsidiaries
                Consolidated Statements of Operations (Unaudited)
                  (Dollars in thousands, except per share data)


                                                                                    Year Ended December 31, 1998
                                                                          Reported     Pro Forma Adjustments     Pro Forma
                                                                          --------     ---------------------     ---------
Revenue:
Premium: Accident and health, gross                                       $ 110,726        $(110,728)  (2)      $        -
         Life and annuity, gross                                              8,807           (8,807)  (2)
                                                                          ---------        ---------            ----------
         Total gross premium                                                119,533         (119,533)                    -
                                                                          ---------        ---------            ----------

         Accident and health reinsurance ceded                               49,667          (49,667)  (2)               -
         Life and annuity reinsurance ceded                                     249             (249)  (2)               -
                                                                          ---------        ---------            ----------
         Total reinsurance ceded                                             49,916          (49,916)                    -
                                                                          ---------        ---------            ----------
                  Net premium                                                69,617          (69,617)                    -

Net investment income                                                         3,764           (3,764)  (2)               -
Realized gains (losses) on investments                                          270             (270)  (2)               -
Gain (loss) on the sale of subsidiaries                                       3,002          (12,530)  (1 & 2)      (9,528)
Ceding allowance, net of policy acquisition costs                               799             (799)  (2)               -
Other revenue                                                                    47               45   (2)              92
                                                                          ---------        ---------            ----------
         Total revenue                                                       77,499          (86,935)               (9,436)
                                                                          ---------        ---------            ----------

Benefits and expenses:
     Death and other policy benefits:
         Life                                                                 5,707           (5,707)  (2)               -
         Accident and health, net of reinsurance                             47,509          (47,509)  (2)               -
         Annuity contracts and other considerations                             353             (353)  (2)               -
         Increase (decrease) in liability for future policy benefits          1,811           (1,811)  (2)               -
     Commissions,  net of ceding  allowance  and deferred  acquisition
         costs                                                                7,139           (7,139)  (2)               -
     Other operating expenses, net of ceding allowance
         and deferred acquisition costs                                      25,407          (19,714)  (2)           5,693
     Interest expense                                                           416             (136)  (2)             280
     Amortization of deferred policy acquisition costs                        2,049           (2,049)  (2)               -
     Depreciation and amortization of goodwill                                1,010             (767)  (2)             243
                                                                          ---------        ---------            ----------
         Total benefits and expenses                                         91,401          (85,185)                6,216
                                                                          ---------        ---------            ----------

Income (loss) before taxes and minority interest                            (13,902)          (1,750)              (15,652)
Provision (benefit) for income taxes:
     Current                                                                 (1,030)             (44)  (2)          (1,074)
     Deferred                                                                     -                -                     -
                                                                          ---------        ---------            ----------
         Total income taxes                                                  (1,030)             (44)               (1,074)
                                                                          ---------        ---------            ----------

Net income (loss) before minority interest                                  (12,872)          (1,706)              (14,578)

Minority interest in net loss of subsidiary                                     716                -                   716
                                                                          ---------        ---------            ----------
         Net income (loss)                                                  (12,156)          (1,706)              (13,862)
                                                                          ---------        ---------            ----------

Dividends on preferred stock                                                    254              106  (2)              360
                                                                          ---------        ---------            ----------
         Net income (loss) applicable to common stock                       (12,410)          (1,812)              (13,502)
                                                                          =========        =========            ==========

Income (loss) per share of common stock
         Basic                                                            $   (1.20)                            $    (1.31)
                                                                          ---------                             ----------
         Diluted                                                          $   (1.20)                            $    (1.31)
                                                                          =========                             ==========
Common shares and equivalents used in computing income (loss) per share
         Basic                                                           10,331,000                             10,331,000
         Diluted                                                         10,331,000                             10,331,000

       See notes to pro-forma condensed consolidated financial statements.

                 Provident American Corporation and Subsidiaries
                           Consolidated Balance Sheets
         (Dollars in thousands, except preferred and common stock data)
                                   (Unaudited)


                                                                                      As of September 30, 1999

                                                                         Reported      Pro Forma Adjustments      Pro Forma
                                                                         --------      ---------------------      ---------
Assets
------
Cash and cash equivalents                                               $  25,924            $ (14,700)  (3)      $ 11,224
Prepaid interactive marketing expense                                       5,527                    -               5,527
Property and equipment, less accumulated depreciation of $3,764             7,720                    -               7,720
Goodwill, less accumulated amortization of $108                             7,673                    -               7,673
Other assets                                                                1,434                    -               1,434
Subsidiary assets available for sale                                       76,970              (76,970)  (2)             -
                                                                        ---------            ---------            --------

                  Total Assets                                          $ 125,248            $ (91,670)           $ 33,578
                                                                        =========            =========            ========

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
Accounts payable                                                        $   1,171            $       -            $  1,171
Accounts payable to subsidiary                                              7,425               (7,425)  (3)             -
Accrued commissions and expenses                                            2,393                    -               2,393
Convertible Debenture                                                      24,528                    -              24,528
Federal income taxes                                                          585                    -                 585
Ceding commission liability                                                 5,450                    -               5,450
Deferred Loss on the sale of PILIC                                          8,400               (8,400)  (3 & 4)         -
Other liabilities                                                           1,406                  (75)  (3)         1,331
Subsidiary liabilities available for sale                                  76,970              (76,970)  (2)             -
                                                                        ---------            ---------            --------

                  Total Liabilities                                       128,328              (92,870)             35,458

Commitments and Contingencies:
Minority Interest in HealthAxis.com, Inc.:
     HealthAxis.com, Inc. preferred stock - Cumulative preferred stock, par value $1:  authorized 5,000,000 shares:
         Series A, issued 100,000                                               -                  462  (4)            462
         Series B, issued 625,529                                           2,805                    -               2,805
         Series C, issued 1,526,412                                         7,845                    -               7,845
         Series D, issued  333,334                                          3,960                    -               3,960

Stockholders' Equity:
Preferred stock, par value $1:  authorized 20,000,000 shares:
     Series A Cumulative convertible, none issued                               -                    -                   -
Common stock, par value $.10:  authorized 50,000,000, issued
     12,944,393                                                             1,294                    -               1,294
Common stock, Class A, par value $.10: authorized 20,000,000, none
     issued                                                                     -                    -                   -
Additional paid-in capital                                                 41,392                  738  (4)         42,130
Accumulated other comprehensive income                                         39                  (39)                  -
Retained deficit                                                          (60,415)                  39             (60,376)
                                                                        ---------            ---------            --------

                  Total Stockholders' Equity                              (17,690)                 738             (16,952)
                                                                        ---------            ---------            --------
                  Total Liabilities and Stockholders' Equity            $ 125,248            $ (91,670)           $ 33,578
                                                                        =========            ==========           ========


       See notes to pro-forma condensed consolidated financial statements.

                 Provident American Corporation and Subsidiaries
         Notes to Pro-forma Condensed Consolidated Financial Statements

         1. Represents the net loss on the sale of PILIC and its subsidiaries as if the sale occurred on January 1, 1998. The net loss includes a write-off of unamortized deferred policy acquisition costs, property and equipment, net of accumulated depreciation and certain other assets in the amount of $1,128 together with a deferred loss on the sale of PILIC liability from the sale of PILIC representing the required $7,200 capital contribution and $1,200 value of the Series A Preferred Stock transferred to AHC net of liabilities already recorded.

         2. Represents amounts included in the Company's financial statements as reported related to PILIC and its subsidiaries together with the activity if its insurance operations which for the purpose of these proforma financial statements were deducted whereas PILIC and its subsidiaries were assumed sold on January 1, 1998.

         3. Represents cash consideration at closing.

         4. Represents the value of shares issued to AHC Acquisition Corporation as consideration for the sale of PILIC.

     (c) Exhibits.

         The following exhibits are filed herewith:

S-K Item
Number      Description
------      -----------
99.1        Employee and Facility Lease Agreement dated November 30,
            1999 between Provident American Corporation ("PAMCO") and
            Provident Indemnity Life Insurance Company ("PILIC").

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PROVIDENT AMERICAN CORPORATION


Date:  December 8, 1999                     By:   /s/ Francis L. Gillan III
                                                  -----------------------------
                                                    Francis L. Gillan III
                                                    Chief Financial Officer and
                                                    Treasurer

                                  EXHIBIT INDEX
                                  -------------

S-K Item
Number      Description
------      -----------
99.1        Employee and Facility Lease Agreement dated November 30,
            1999 between Provident American Corporation ("PAMCO") and
            Provident Indemnity Life Insurance Company ("PILIC").